SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

NY Tax Free Money Fund

Tax Free Money Fund Investment

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Upon the recommendation of Deutsche Investment Management Americas Inc. (the “Advisor"), the Board of DWS Money Market Trust (the “Trust”) has approved the liquidation and termination of NY Tax Free Money Fund and Tax Free Money Fund Investment (each a “Fund”), each a series of the Trust, effective on or about April 8, 2016 (the "Liquidation Date"). Each Fund will redeem all of its shares outstanding on the Liquidation Date. The cost of the liquidation, including the mailing of notification to shareholders, will be borne by each respective Fund, subject to any applicable voluntary or contractual undertaking, then in effect, by the Advisor to waive or reimburse certain operating expenses of a Fund. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share (normally, $1.00) on such redemption date for all shares they redeem. Shareholders whose shares are redeemed automatically on the Liquidation Date will receive the net asset value per share (normally, $1.00) for all shares they own on the Liquidation Date. In conjunction with approving the liquidation of each Fund, the Board of the Trust further approved closing each Fund to investments for new accounts effective February 25, 2016. Each Fund will, however, continue to accept subsequent investments and dividend reinvestments for existing accounts until the Liquidation Date, except that subsequent investments made by check, Automated Clearing House debit entries or pursuant to any automatic investment plan will no longer be accepted by a Fund beginning two weeks prior to the Liquidation Date. Shareholders who redeem shares using the checkwriting redemption privilege offered by a Fund are advised to stop using this privilege at least two weeks prior to the Liquidation Date to ensure that any redemption checks are presented to a Fund for payment on or prior to the Liquidation Date since any such redemption checks presented to a Fund after the Liquidation Date will not be honored.

Please Retain This Supplement for Future Reference

February 18, 2016

PROSTKR-606